SHARE PURCHASE AGREEMENT

THIS AGREEMENT made the 6th day of February, 2007

BETWEEN:

ALPHA MOTORSPORT, INC., a Nevada corporation with offices located at 240 12th Street, New Westminster, British Columbia, Canada V3M 4H2

(hereinafter referred to as the "Vendor")

OF THE FIRST PART

AND:

VINCENT MARKOVITCH, a businessman with an address at 240 12th Street, New Westminster, British Columbia, Canada V3M 4H2

(hereinafter referred to as the "Purchaser")

OF THE SECOND PART

WHEREAS:

A. The Vendor is the holder of one hundred (100) shares of Alpha Motorsport, Inc., a British Columbia corporation (the "Company"), which represents all of the issued and outstanding shares of the Company;

B. The Company is a wholly-owned subsidiary of the Vendor and is the operating entity for the Vendor and holds all of the assets and liabilities of the Vendor with respect to all operations of the Vendor;

C. The Purchaser wishes to acquire 100% of the shares (the "Purchased Shares") held by the Vendor and the Vendor agrees to sell the Purchased Shares to the Purchaser; and

D. The parties wish to enter into this Agreement in order to provide for the acquisition by the Purchaser of the Purchased Shares.

NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and of the premises, covenants and agreements herein set forth, the parties hereto covenant and agree each with the other as follows:

1. PURCHASE AND SALE

1.1 The Purchaser hereby agrees to acquire, subject to the terms and conditions in this Agreement, from the Vendor, and the Vendor agrees to sell to the Purchaser on the Closing Date (as hereinafter defined), all right, title and interest of the Vendor in and to the Purchased Shares.

1.2 In consideration for the Purchased Shares, the Purchaser shall pay the aggregate sum of US$100,000 (the "Purchase Price") to the Vendor on the Closing Date.

2. REPRESENTATIONS AND WARRANTIES OF THE VENDOR

2.1 To induce the Purchaser to enter into and complete the transactions contemplated hereby and to purchase the Purchased Shares, the Vendor, with the knowledge and intent that the Purchaser is relying on such representations and warranties in entering into this Agreement (which representations and warranties, other than those set forth in Section 2.1(c) hereof, shall not survive the Closing), hereby warrants and represents to the Purchaser as follows:

(a) the Vendor has full right, power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(b) the Vendor is not indebted to the Company;

(c) the Vendor is the registered and beneficial owner of the Purchased Shares and such Purchased Shares represent all of the issued and outstanding capital stock and other securities of the Company;

(d) the Vendor has good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer all legal and beneficial right, title, interest and ownership in and to the Purchased Shares to the Purchaser without the consent of any other person, free and clear of any pre-emptive rights, rights of first refusal or liens, charges or encumbrances whatsoever, in accordance with the terms hereof and this Agreement is a legal, valid and binding obligation of such Vendor enforceable against such Vendor in accordance with its terms; and

(e) no Person has any agreement, option, understanding or commitment, or any right or privilege (whether by law, pre-emptive or contractual right), capable of becoming an agreement, option or commitment for the purchase from it of any of, or the realization of a security interest over, the Purchased Shares;

3. COVENANTS OF THE VENDOR

3.1 The Vendor covenants and agrees that it will, from the execution of this Agreement until the Closing Date, in respect of the Purchased Shares:

(a) not permit the transfer, assignment, sale, encumbrance, hypothecation of the Purchased Shares;

(b) not take or permit to be taken or suffer any action which would in any way impair or derogate from the right of the Purchaser to acquire on the Closing Date all right, title and interest, both real and beneficial, in and to the Purchased Shares, free and clear of all liens, changes and encumbrances whatsoever; and

(c) execute all stock Powers of Attorney, undertakings and any and all other documents which may be required in order to transfer the Purchased Shares to the Purchaser on the Closing Date, and will comply with all requirements of all applicable regulatory authorities which may be reasonably necessary to obtain the approvals of such regulatory authorities to the transfer of the Purchased Shares to the Purchaser.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

4.1 The Purchaser hereby represents, warrants and covenants to the Company and the Vendor as follows, and acknowledges that the Company and the Vendor are relying on such representations, warranties and covenants (which representations, warranties and covenants shall survive the Closing):

(a) the Purchaser is the manager of the Company and manages all operations of the Company and has done so since the Company's inception;

(b) the Company holds all permits, licences, consents and authorities which are necessary or desirable in connection with the conduct and operation of the business of the Company and the ownership or leasing of its assets as the same are now conducted, owned or leased, and all such permits, licences, consents and authorities are in full force and effect and no notice of breach or default or defect in respect of the terms of any such permit, licence, consent or authority has been received by the Company, and the Purchaser is not aware of any matters which could give rise to such notice;

(c) the Company has complied in all material respects and is currently in compliance with, all environmental and safety requirements (including, without limitation, all permits, licenses and consents) for the occupation of the real property and the operation of the business of the Company or otherwise related to the real property occupied by the Company or the business of the Company;

(d) the Company does not have and has never had an employee benefit plans that covers any present or former employees of the Company;

(e) there are no liabilities, contingent or otherwise, known or unknown, of the Company of any kind whatsoever;

(f) the Purchaser is aware that the Purchased Shares will be subject to restrictions on resale imposed under the constating documents of the Company and by the applicable securities legislation and the Purchaser agrees to be bound by and to comply with such restrictions;

(g) the Purchaser's offer to purchase the Purchased Shares has not been induced by any representations with regard to the present or future worth of the Purchased Shares;

(h) the Purchaser is acquiring the Purchased Shares for investment purposes only, and not with a view to resale or distribution;

(i) the Purchaser is purchasing the Purchased Shares hereunder as principal, and no Purchaser is acting as nominee for any person or company and the Purchaser will be the sole beneficial owner of the Purchased Shares;

(j) the Purchaser, either alone or together with its financial advisors, has sufficient financial knowledge and experience to evaluate the merit and risks of an investment in the Purchased Shares on the basis of information presented to the Purchaser;

(k) the Purchaser and its representatives have been given an opportunity to examine all relevant documents and all necessary information concerning the terms and conditions of the Purchased Shares, the Company and its business and any other matters concerning an investment in the Company;

(l) the Purchaser is a resident of the jurisdiction set forth on the execution page hereof and is not a resident of any other jurisdiction;

(m) the Purchased Shares have not been brought to the attention of the Purchaser through, nor were they accompanied by, any advertisement or offering memorandum;

(n) the Purchaser is capable of bearing the economic risks of an investment in the Purchased Shares and the Purchaser's present financial condition is such that it is under no present or contemplated future need to dispose of any of the Purchased Shares to satisfy any existing or contemplated undertaking, need or indebtedness;

(o) the Purchaser confirms that, if applicable, it has concurrently executed and delivered a completed certificate of Purchaser in the form as set out in Exhibit A, and that its representations and

warranties set forth in the certificate are true and correct on the date hereof and on the Closing Date and that it falls within one or more of the categories set forth in the certificate;

(p) the Purchaser will not resell the Purchased Shares except in accordance with the provisions of the constating documents of the Company and the applicable the securities legislation;

(q) the entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms and provisions of any law applicable to the Purchaser, or of any agreement to which the Purchaser is a party or by which it is bound;

(r) if the Purchaser is a resident of British Columbia, Alberta or Ontario, the Purchaser is:

(i) purchasing the Purchased Shares hereunder as principal or;

(ii) deemed to be purchasing the Purchased Shares as principal by virtue of being:

(A) a trust company or trust corporation described in paragraph (p) of the definition of "accredited investor" in Exhibit A (other than a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada); or

(B) a person described in paragraph (q) of the definition of "accredited investor" in Exhibit A; and

(s) if the Purchaser is a resident of British Columbia, Alberta or Ontario and is an "accredited investor" as defined in Exhibit A, it was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" in Exhibit A.

4.2 The Purchaser hereby acknowledges and agrees that:

(a) the Company is not now a "reporting issuer" as the term is defined in the *Securities Act* (British Columbia) or in any other jurisdiction and there is no assurance that the Company will become a reporting issuer in the future;

(b) the Company, the Vendor and their respective counsel may rely on the representations and warranties made by the Purchaser above in completing the sale of the Purchased Shares to the Purchaser; and

(c) in the event that any of the Purchased Shares are subject to a hold period or any other restriction on resale and transferability, the Company may place a legend on the certificates representing such Purchased Shares as may be required by the applicable law or as it may otherwise deem necessary or advisable.

4.3 The Purchaser ***is not a U.S. Person*** and is not purchasing the Purchased Shares directly or indirectly for the account or benefit of a U.S. Person or a person in the United States, and:

(i) the Purchaser does not have any agreement or understanding (either written or oral) with any U.S. Person or person in the United States respecting;

(A) the transfer or assignment of any rights or interests in any of the Purchased Shares;

(B) the division of profit, losses, fees, commissions or any financial stake in connection with this Agreement; or

(C) the voting of the Purchased Shares; and

(ii) the Purchaser has no intention to distribute either directly or indirectly any of the Purchased Shares in the United States or to U.S. Persons, except in compliance with the 1933 Act and the applicable state laws;

(iii) the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act and applicable state laws;

(iv) the Purchaser was not offered the Purchased Shares in the United States or when the Purchaser was a U.S. Person; and

(v) the Purchaser did not execute or deliver this Agreement in the United States.

4.4 The Purchaser, on its own behalf and, if applicable, on behalf of others for whom it is hereby acting, acknowledges and agrees with the Company and the Vendor (which acknowledgements and agreements shall survive the Closing) that:

(a) the Purchased Shares have not been and will not be registered under the 1933 Act or the securities laws of any state and the Purchased Shares may not be offered or sold, directly or indirectly, in the United States to, or for the account or benefit of, a U.S. Person unless registered under the 1933 Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available, and the Company has no obligation or present intention of filing a registration statement under the 1933 Act or any state securities laws in respect of any of the Purchased Shares;

(b) the Purchased Shares may not be offered or sold, directly or indirectly, in the United States to or for the benefit of a U.S. Person unless registered in accordance with the 1933 Act and the securities laws of all applicable states or exemptions from such requirements are available; and

(c) the Purchaser (and, if applicable, others for whom it is contracting hereunder) may not offer, sell or transfer the Purchased Shares within the United States or to, or for the account or benefit of, a U.S. Person, unless the Purchased Shares are registered under the 1933 Act and the securities laws of all applicable states or an exemption from such registration requirement is available.

4.5 No representation or warranty made by the Purchaser herein or in any document executed by the Purchaser contains any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading.

5. INDEMNIFICATION BY PURCHASER

5.1 The Purchaser shall indemnify, hold harmless, reimburse and defend the Vendor, its directors, officers, agents and employees, each person who controls the Vendor (within the meaning of Section 15 of the 1933 Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling persons, to the fullest extent permitted by applicable law, from and against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Vendor or any such person which results, arises out of or is based upon (i) claims against the Company or the Purchased Shares; (ii) any material misrepresentation by such Purchaser in this Agreement or in any Exhibits attached hereto, or other agreement delivered pursuant hereto; or (iii) after any applicable notice and/or cure periods, any material breach or default in performance by such Purchaser of any covenant or undertaking to be performed by such Purchaser hereunder, or any other agreement entered into by the Vendor and Purchasers, relating hereto.

6. CLOSING CONDITIONS

6.1 The obligation of the Purchaser to carry out the terms of this Agreement and to complete the purchase of the Purchased Shares is subject to the fulfilment, on or before the Closing Date, of each of the following conditions, each of which is for the exclusive benefit of the Purchaser:

(a) the warranties and representations of the Vendor as set forth in section 2.1 of this Agreement shall be true and correct in every material aspect on the Closing Date as if such warranties and representations had been made by the Vendor on the Closing Date;

(b) any required regulatory approvals to the transfer of the Purchased Shares shall have been received;

(c) there shall not have occurred prior to the Closing Date, any material adverse change in the position (business, financial or otherwise) or condition or assets of the Company; and

6.2 The conditions set forth in section 5.1 are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in writing in whole or in part at any time on or before the Closing Date.

7. CLOSING DATE

7.1 Unless otherwise agreed, the Closing Date is, and the Closing of the acquisition of the Purchased Shares contemplated by this Agreement will take place on February 6, 2007.

8. DELIVERIES ON CLOSING

8.1 On closing, the Vendor will deliver or cause to be delivered to the Purchaser on behalf of the Purchaser or their assigns the following documents;

(a) all required documentation, as acceptable to the Purchaser, representing the Purchased Shares as registered in the name of the Vendor together with duly completed, executed and guaranteed Stock Power of Attorneys, or such other documentation as may be required and as acceptable to the Purchaser, in order to duly transfer the Purchased Shares to the Purchaser or its assigns.

9. GENERAL PROVISIONS

9.1 Time is and will be of the essence of each and every provision of this Agreement.

9.2 Each party will, at its own expense, execute and deliver all such further documents and instruments, given all such further assurances, and do all such acts and things as the other parties may, either before or after the Closing Date, reasonably require to carry out the full intent and meaning of this Agreement, but without payment of any consideration therefore.

9.3 This Agreement contains the whole agreement between the Vendor and the Purchaser in respect of the subject matter hereof and supersedes and replaces all prior negotiations, communications and correspondence. There are no warranties, representations, terms conditions or collateral agreements, express or implied, statutory or otherwise, other than as expressly set forth in this Agreement.

9.4 This Agreement will enure to the benefit of and be binding upon the Vendor and their respective heirs successors liquidators, executors and assigns and upon the Purchaser and their respective heirs, successors, liquidators, executors and assigns. No Vendor may assign any of its right, title or interest in, to or under this Agreement. The Purchaser or any of their assigns, may assign their rights and obligations under this Agreement without notice to any other party.

9.5 This Agreement is being delivered in and is intended to be performed in British Columbia, and shall be construed and interpreted in accordance with the laws of British Columbia and the laws of Canada applicable therein. The parties irrevocably attorn to the jurisdiction of the courts of British Columbia and the venue for any actions or arbitrations arising out of this Agreement will be Vancouver, British Columbia.

9.6 Any notices, required or permitted to be given under this Agreement will be in writing and will be duly and properly given and received if delivered or telecopied, in each case addressed to the intended recipient at its respective address appearing below for the Purchaser and the Vendor, (or at such other address as a party may from time to time designate by notice in writing to the other parties in accordance with this subsection), and any

such notice will be deemed to have been given and received, if delivered, when delivered to such address, and if telecopied, on the next business day after the telecopying of the same:

To the Purchaser:

VINCENT MARKOVITCH
240 12th Street
New Westminster, British Columbia
Canada V3M 4H2

Fax No: 604.♦

To the Vendor:

ALPHA MOTORSPORT, INC.,
240 12th Street
New Westminster, British Columbia
Canada V3M 4H2

Fax No. ♦

9.7 If any provision of this Agreement shall be determined by an arbitrator or any court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be severed from this Agreement and the remaining provisions shall continue in full force and effect.

9.8 This Agreement may at any time and from time to time not later than the Closing Date, be amended by mutual agreement of the Vendor and the Purchaser. The parties agree that if the Vendor or the Purchaser, as the case may be, proposes any amendments to this Agreement, the other will act reasonably in considering such amendments and if the other is not prejudiced by reason of any such amendments, the other will co-operate in a reasonable fashion with the Vendor or the Purchaser, as the case may be, so that such amendments can be effected subject to applicable laws.

10. <u>COUNTERPARTS</u>

10.1 This Agreement and any certificates or other writing delivered in connection herewith, may be executed in any number of counterparts with the same effect as if all parties had all signed the same documents, and all such counterparts and adopting instruments will be construed together and will constitute one and the same instrument. The execution of this Agreement and any other writing by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED by **VINCENT MARKOVITCH** in the presence of:

Signature

WILLIAM L. MacDONALD
Barrister & Solicitor
800 - 885 WEST GEORGIA STREET
VANCOUVER, B.C. V6C 3H1
TELEPHONE (604) 687-5700

Print Name

Address

Occupation

VINCENT MARKOVITCH

ALPHA MOTORSPORT, INC.

Per:
Authorized Signatory

EXHIBIT A

CERTIFICATE OF
B.C., ALBERTA AND ONTARIO PURCHASERS

Only Purchasers resident in, or otherwise subject to the securities laws of British Columbia, Alberta or Ontario need to complete this Certificate.

In addition to the covenants, representations and warranties contained in the Share Purchase Agreement, to which this Exhibit A – Certificate of B.C., Alberta and Ontario Purchasers is attached, the undersigned Purchaser (or the Purchaser on behalf of one or more beneficial purchasers for whom the Purchaser is purchasing as principal) covenants, represents and warrants to the Corporation that the Purchasers (or one or more beneficial purchasers for whom the Purchaser is purchasing as principal) is resident in British Columbia, Alberta or Ontario and either **(i) qualifies under Category 1 – Accredited Investor as an "accredited investor" as defined in National Instrument 45-106 Prospectus and Registration Exemptions and has checked the appropriate box below, or (ii) qualifies under Category 2 – Family, Friends and Business Associates and has checked the appropriate box below.**

Category 1 **Accredited Investor**

_________ (a) a Canadian financial institution, or a Schedule III bank;

_________ (b) the Business Development Bank of Canada incorporated under the *Business Development Bank of Canada Act* (Canada);

_________ (c) a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_________ (d) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the *Securities Act* (Ontario) or the *Securities Act* (Newfoundland and Labrador);

_________ (e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

_________ (f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

_________ (g) a municipality, public board or commission in Canada or a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

_________ (h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or an agency of that government;

_________ (i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

_________ (j) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

(k) an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that was not created or used solely to purchase or hold securities as an accredited investor under this paragraph (m);

(n) an investment fund that distributes or has distributed its securities only to;

(i) a person that is or was an accredited investor at the time of the distribution;

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [*Minimum amount investment*], or 2.19 of NI 45-106 [*Additional investment in investment funds*], or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [*Investment fund reinvestment*];

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or, in Québec, the securities regulatory authority has issued a receipt;

(p) a trust company or trust corporation registered or authorized to carry on business under the *Trust and Loan Companies Act* (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q) a person acting on behalf of a fully managed account managed by that person, if that person

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r) a registered charity under the *Income Tax Act* (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and

________ function;

________ (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

________ (u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

________ (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(i) an accredited investor, or
(ii) an exempt purchaser in Alberta or British Columbia;

Category 2 **Family Friends and Business Associates**

In the case of the Purchaser being resident in British Columbia or Alberta **(please check one or more of the following boxes, as applicable)**:

X (a) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

________ (b) a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

________ (c) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

________ (d) a close personal friend of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

________ (e) a close business associate of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

________ (f) a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation;

________ (g) a parent, grandparent, brother, sister or child of a spouse of a founder of the Corporation;

________ (h) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in (a) to (g) above; or

________ (i) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in (a) to (g) above; or

In the case of the Purchaser being a resident in Ontario, **(please check one or more of the following boxes, as applicable)**:

__________	(a)	a founder of the Corporation;
__________	(b)	an affiliate of a founder of the Corporation;
__________	(c)	a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Corporation; or
__________	(d)	a person that is a control person of the Corporation;

Definitions:

"Canadian financial institution" means

(a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"close business associate" includes an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the Corporation, to be in a position to assess the capabilities and trustworthiness of the director, executive officer, founder or control person. A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate. An individual is not a close business associate solely because the individual is a client, customer or former client or customer. For example, an individual is not a close business associate of a registrant or former registrant solely because the individual is a client or former client of that registrant or former registrant. The relationship between the Subscriber and the director, executive officer, founder or control person of the Corporation must be direct. For example, a person is not considered to be a close business associate of a director, executive officer, founder or control person of the Corporation only because he is a close business associate of a close business associate of a director, executive officer, founder or control person of the Corporation;

"close personal friend" includes an individual who has known a director, executive officer, founder or control person of the Corporation for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the director, executive officer, founder or control person. The term close personal friend can include family members not already listed in the exemption if the family member is in a position to assess the capabilities and trustworthiness of the director, executive officer, founder or control person. An individual is not a close personal friend solely because the individual is a member of the same organization, association or religious group. An individual is not a close personal friend solely because the individual is a client or former client or customer. For example, an individual is not a close personal friend of a registrant or former registrant simply because the individual is a client or former client of that registrant or former registrant. The relationship between the Subscriber and the director, executive officer, founder or control person of the Corporation must be direct. For example, person is not considered to be a close personal friend of a director, executive officer, founder or control person of the Corporation only because he is a close personal friend of a close personal friend of a director, executive officer, founder or control person of the Corporation.

"EVCC" means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments;

"financial assets" means

(a) cash,

(b) securities, or

(c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"founder" means a person or company who, acting alone, in conjunction or in concert with one or more persons or companies, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation, and at the time of the proposed trade, is actively involved in the business of the Corporation.

"**fully managed account**" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"**investment fund**" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC;

"**person**" includes

(a) an individual,
(b) a corporation,
(c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and
(d) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"**related liabilities**" means

(a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
(b) liabilities that are secured by financial assets;

"**Schedule III bank**" means an authorized foreign bank named in Schedule III of the *Bank Act* (Canada);

"**spouse**" means, an individual who,

(a) is married to another individual and is not living separate and apart within the meaning of the *Divorce Act* (Canada), from the other individual, or
(b) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or
(c) in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the *Adult Interdependent Relationships Act* (Alberta);

"**subsidiary**" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

"**VCC**" means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429, whose business objective is making multiple investments.

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the undersigned Purchaser shall give the Corporation immediate written notice thereof.

The Purchaser acknowledges that the Corporation and the Vendor will be relying on this Certificate in connection with the Share Purchase Agreement.

The statements made on this certificate are true.

EXECUTED by the Purchaser at Vancouver this 6th day of February, 2006.

If a corporation, partnership or other entity:

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Signature of Authorized Signatory

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Name and Position of Signatory

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Name of Purchasing Entity

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Jurisdiction of Residence

If an individual:

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Signature

Vincent Markovitch
Print Name

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Jurisdiction of Residence